Other payables and accruals	12 Months Ended
Dec. 31, 2019
Other payables and accruals
Other payables and accruals

22.  Other payables and accruals

Components of other payables and accruals as of December 31, 2018 and 2019 are as follows:

	2018	2019
	RMB	RMB

Accrued payroll	262,590	246,714
Accrued expenses	78,610	95,977
Advances from customers	1,035,090	1,052,416
Other payables	657,832	633,442
Other tax payables	389,483	358,579
Interest payable	236,552	146,514

	2,660,157	2,533,642

The above balances are non-interest-bearing and are normally settled under the terms of 120 to 150 days. Included in advances from customers are amounts received from dealer subscriptions and listing customers prior to revenue recognition, amounting to RMB845.0 million and RMB864.1 million, and from leasing customers prior to revenue recognition, amounting to RMB168.6 million and RMB152.9 million as of December 31, 2018 and 2019, respectively.